UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust
(Exact name of Registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602
(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Principal Executive Officer

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602
(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

DoubleLine Selective Credit Fund
Class I | DBSCX
Annual Shareholder Report | March 31, 2026
This annual shareholder report contains important information about the DoubleLine Selective Credit Fund for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at https://doubleline.com/fund-documents/. You can also request this information by contacting us at 1 (877) 354-6311.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$6	0.06%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the 12-month period ended March 31, 2026, the DoubleLine Selective Credit Fund outperformed the Bloomberg U.S. Aggregate Bond Index return of 4.35% on a net asset value basis.
WHAT FACTORS INFLUENCED PERFORMANCE?
The biggest contributor to Fund performance was non-Agency residential mortgage-backed securities (MBS), which were supported by a favorable supply-demand dynamic. The biggest detractor was commercial MBS.
POSITIONING
The Fund’s duration increased and yield to maturity decreased primarily in response to market conditions, rather than positioning by the investment team. No changes were made to the credit allocations.

Top Contributors
↑	Non-Agency Residential Mortgage-Backed Securities

Top Detractors
↓	Commercial Mortgage-Backed Securities
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $100,000 chart reflects a hypothetical $100,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $100,000)
DoubleLine Selective Credit Fund	PAGE 1	TSR-AR-258620756

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Class I (without sales charge)	6.67	3.86	4.64
Bloomberg U.S. Aggregate Bond Index	4.35	0.31	1.70
Visit https://doubleline.com/fund-documents/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS

Net Assets	$719,053,252
Number of Holdings	283
Total Advisory Fees Paid	$0
Portfolio Turnover	27%
Effective Duration	3.36 years
Weighted Average Life	4.17 years
WHAT DID THE FUND INVEST IN?

Credit Quality Breakdown*	(% of Net Assets)
AAA	24.6
AA	7.0
A	9.2
BBB	10.8
BB	0.5
B and Below	22.6
Not Rated	22.3
Other	3.0
*	Credit quality ratings reflect the highest rating assigned by S&P Global Ratings, Fitch Ratings Inc. or Moody’s Ratings if ratings differ. These ratings agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are BBB/Baa or higher. Below investment grade ratings are BB/Ba or lower.

Sector Breakdown	(% of Net Assets)
Non-Agency Residential Collateralized Mortgage Obligations	97.0
Money Market Funds	5.4
Non-Agency Commercial Mortgage Backed Obligations	0.0*
Cash & Other	-2.4
*	Represents less than 0.05% of net assets.
Changes in Accountants
The DoubleLine fund complex has historically used multiple firms to serve as the independent registered public accounting firms across the fund complex in the United States. On August 19, 2025, the Board of Trustees of the Trust considered and approved a proposal to consolidate that work for the entire fund complex with a single firm, Deloitte & Touche LLP, and Deloitte was appointed to serve as the independent registered public accounting firm of each series of the Trust (each, a “Fund”) for the fiscal year ending March 31, 2026. In connection with that transition, PricewaterhouseCoopers LLP, each Fund’s prior independent registered public accounting firm, was dismissed effective as of August 5, 2025.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, scan the QR code or visit https://doubleline.com/fund-documents/.
DoubleLine Selective Credit Fund	PAGE 2	TSR-AR-258620756

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your DoubleLine documents not be householded, please contact DoubleLine at 1 (877) 354-6311, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by DoubleLine or your financial intermediary.
DoubleLine Selective Credit Fund	PAGE 3	TSR-AR-258620756

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John C. Salter is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The information in the table below is for services rendered to the Registrant by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended March 31, 2025 and March 31, 2026, respectively.

	2025	2026
Audit Fees(a)	$1,052,965	$0
Audit Related Fees(b)	0	0
Tax Fees(c)	$260,069	$0
All Other Fees(d)	0	0
Total:	$1,313,034	$0

The information in the table below is for services rendered to the Registrant by Deloitte & Touche LLP (“Deloitte”) for the fiscal years ended March 31, 2025 and March 31, 2026, respectively.

	2025	2026
Audit Fees(a)	$0	$795,000
Audit Related Fees(b)	0	0
Tax Fees(c)	$0	$139,650
All Other Fees(d)	0	0
Total:	$0	$934,650

(a) Audit Fees: These fees relate to professional services rendered by PwC and Deloitte for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b) Audit Related Fees: These fees relate to assurance and related services by PwC and Deloitte related to audit services in connection with the March 31, 2025 and March 31, 2026 annual financial statement.

(c) Tax Fees: These fees relate to professional services rendered by PwC and Deloitte for tax compliance, tax advice and tax planning.

(d) All Other Fees: These fees relate to products and services provided by PwC and Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by PwC and applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2025	2026
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of fees billed by Deloitte and applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2025	2026
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years by PwC.

	2025	2026
Registrant	$260,069	$0
Registrant’s Investment Advisor	$344,330	$0

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years by Deloitte.

	2025	2026
Registrant	$0	$139,650
Registrant’s Investment Advisor	$0	$345,546

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not Applicable.

Item 6. Investments.

Schedule of Investments is included within the financial statements filed under Item 7 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Annual Financial Statements and Other Information March 31, 2026
DoubleLine Selective Credit Fund
I Share Class: DBSCX
Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333
fundinfo@doubleline.com || www.doubleline.com

Annual Financial Statements and Other Information	March 31, 2026	3

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2026

Principal Amount $	Security Description	Rate	Maturity	Value $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS - 0.0%(a)
	JP Morgan Chase Commercial Mortgage Securities
350,000	Series 2018-WPT-EFL (1 mo. Term SOFR + 2.84%, 2.60% Floor)	6.51% (b)	07/05/2033	138,239
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $349,125)			138,239

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 97.0%
	Adamas Trust, Inc.
1,395,166	Series 2026-INV1-A1	4.77%(b)(c)	02/25/2061	1,387,842
498,274	Series 2026-INV1-A2	5.05%(b)(d)	02/25/2061	493,390
498,274	Series 2026-INV1-A3	5.20%(b)(d)	02/25/2061	492,958
2,000,000	Series 2026-INV1-M1	5.77%(b)(c)	02/25/2061	1,975,846
	Adjustable Rate Mortgage Trust
2,191,729	Series 2005-10-5A1 (1 mo. Term SOFR + 0.63%, 0.52% Floor, 11.00% Cap)	4.31%	01/25/2036	2,127,515
	Ameriquest Mortgage Securities, Inc.
9,500,000	Series 2005-R4-M6 (1 mo. Term SOFR + 1.12%, 1.01% Floor)	4.80%	07/25/2035	8,806,671
	AMSR Trust
3,222,000	Series 2024-SFR1-B	4.29%(b)(d)	07/17/2041	3,145,706
2,500,000	Series 2025-SFR1-B	3.66%(b)	06/17/2042	2,362,897
10,000,000	Series 2025-SFR2-C	4.28%(b)	11/17/2042	9,568,568
10,000,000	Series 2025-SFR2-D	4.28%(b)	11/17/2042	9,492,480
	Angel Oak Mortgage Trust LLC
4,500,000	Series 2021-5-M1	2.39%(b)(c)	07/25/2066	3,444,398
2,736,824	Series 2025-12-A3	5.34%(b)(d)	12/25/2070	2,723,799
1,150,000	Series 2025-12-M1	5.77%(b)(d)	12/25/2070	1,142,104
812,156	Series 2025-7-A3	5.92%(b)(d)	06/25/2070	815,868
1,500,000	Series 2025-7-M1	6.35%(b)(c)	06/25/2070	1,508,516
	Arroyo Mortgage Trust
7,539,000	Series 2019-3-M1	4.20%(b)(c)	10/25/2048	7,045,641
	Asset Backed Securities Corp. Home Equity
3,494,921	Series 2003-HE1-M3 (1 mo. Term SOFR + 5.36%, 5.25% Floor)	9.04%	01/15/2033	3,253,434
	Banc of America Alternative Loan Trust
3,251,049	Series 2007-1-3A24	6.00%	04/25/2037	2,810,190
	Banc of America Funding Corp.
703,240	Series 2006-2-2A11	5.50%	03/25/2036	611,411
702,304	Series 2007-1-TA8	6.35%(d)	01/25/2037	654,039
2,508,451	Series 2014-R8-A2 (1 mo. Term SOFR + 0.35%, 0.24% Floor)	4.03%(b)	06/26/2036	2,058,529
	Banc of America Mortgage Securities, Inc.
747,855	Series 2006-3-1A10	6.00%	10/25/2036	644,253
	Banco Santander SA
4,097,650	Series 2025-NQM5-M1	6.04%(b)(c)	08/25/2065	4,092,802
	Barclays Mortgage Loan Trust
982,982	Series 2026-NQM1-A1	4.84%(b)(d)	12/25/2065	973,161
982,982	Series 2026-NQM1-A3	5.24%(b)(d)	12/25/2065	978,851
	BCAP LLC Trust
7,447,438	Series 2012-RR4-6A2	5.31%(b)(c)	11/26/2035	3,270,115
2,926,903	Series 2013-RR2-6A2	4.74%(b)(c)	06/26/2037	2,266,199
	Bear Stearns Adjustable Rate Mortgage Trust
1,659,175	Series 2006-2-2A1	4.26%(c)	07/25/2036	1,433,036
	Bear Stearns Alt-A Trust
1,311,265	Series 2005-10-23A1	4.67%(c)	01/25/2036	1,228,534
5,368,525	Series 2006-3-21A1	4.25%(c)	05/25/2036	3,803,441
1,152,908	Series 2006-4-31A1	4.53%(c)	07/25/2036	658,940
	Bear Stearns Asset Backed Securities Trust
289,509	Series 2006-AC5-A1	6.75%(d)	12/25/2036	331,990

Principal Amount $	Security Description	Rate	Maturity	Value $
2,882,810	Series 2006-AQ1-12A (1 mo. Term SOFR + 0.39%, 0.28% Floor)	4.07%	10/25/2036	2,846,342
509,023	Series 2006-IM1-A1 (1 mo. Term SOFR + 0.57%, 0.46% Floor)	4.25%	04/25/2036	557,406
	BRAVO Residential Funding Trust
2,630,972	Series 2024-NQM1-A1	5.94%(b)(d)	12/01/2063	2,641,722
900,000	Series 2024-NQM7-M1	6.38%(b)(c)	10/27/2064	907,280
1,000,000	Series 2025-NQM10-M1	5.76%(b)(c)	09/25/2065	990,178
2,000,000	Series 2026-NQM3-A3	5.34%(b)(d)	11/25/2065	2,003,000
2,000,000	Series 2026-NQM3-M1	5.63%(b)(c)	11/25/2065	2,002,000
	Carrington Mortgage Loan Trust
2,392,497	Series 2007-RFC1-A3 (1 mo. Term SOFR + 0.39%, 0.28% Floor, 14.50% Cap)	4.07%	12/25/2036	2,359,942
	Chase Mortgage Finance Corp.
1,557,678	Series 2006-S2-1A9	6.25%	10/25/2036	556,906
3,689,677	Series 2006-S3-1A2	6.00%	11/25/2036	1,493,410
311,861	Series 2007-S3-1A12	6.00%	05/25/2037	125,358
	CIM Trust
7,317,931	Series 2023-R2-A1	5.50%(b)(c)	08/25/2064	7,339,235
8,146,588	Series 2023-R4-A1	5.00%(b)(c)	05/25/2062	8,100,976
	Citigroup Mortgage Loan Trust, Inc.
305,011	Series 2005-9-21A2	5.50%	11/25/2035	309,154
432,561	Series 2007-AR8-1A1A	3.62%(c)	08/25/2047	382,068
3,442,852	Series 2009-10-2A2	7.00%(b)(c)	12/25/2035	2,399,199
6,974,692	Series 2019-A-PT1	3.92%(b)	10/25/2058	5,803,621
6,237,749	Series 2020-RP1-A1	1.50%(b)(c)	08/25/2064	5,575,632
1,040,000	Series 2020-RP1-M1	2.00%(b)(c)	08/25/2064	800,787
874,000	Series 2020-RP1-M2	2.50%(b)(c)	08/25/2064	666,524
738,000	Series 2020-RP1-M3	2.75%(b)(c)	08/25/2064	544,871
1,923,774	Series 2020-RP1-PT5	6.39%(b)(c)	08/25/2064	1,580,948
792,186	Series 2021-JL1-A	2.75%(b)(c)	02/27/2062	775,454
	Citimortgage Alternative Loan Trust
670,068	Series 2006-A1-1A6	6.00%	04/25/2036	632,007
2,782,300	Series 2006-A2-A5 (1 mo. Term SOFR + 0.71%, 0.60% Floor, 6.00% Cap)	4.39%	05/25/2036	2,399,460
3,063,980	Series 2006-A2-A6 (-1 x 1 mo. Term SOFR + 5.29%, 0.00% Floor, 5.40% Cap)	1.61%(e)(f)	05/25/2036	207,696
4,655,056	Series 2007-A5-1A3 (1 mo. Term SOFR + 0.61%, 0.50% Floor, 6.10% Cap)	4.29%	05/25/2037	3,880,997
4,655,056	Series 2007-A5-1A4 (-1 x 1 mo. Term SOFR + 5.49%, 0.00% Floor, 5.60% Cap)	1.81%(e)(f)	05/25/2037	360,413
1,449,123	Series 2007-A6-1A4	6.00%	06/25/2037	1,329,809
987,556	Series 2007-A6-1A5	6.00%	06/25/2037	906,266
1,403,724	Series 2007-A8-A1	6.00%	10/25/2037	1,306,079
	Countrywide Alternative Loan Trust
1,239,387	Series 2004-27CB-A6	5.50%	12/25/2034	1,094,187
741,126	Series 2005-28CB-2A7	5.75%	08/25/2035	455,936
1,682,169	Series 2005-4-1A3	5.75%	04/25/2035	1,128,596
869,431	Series 2005-46CB-A20	5.50%	10/25/2035	592,784
2,970,286	Series 2005-55CB-2A1	5.50%	11/25/2035	1,565,925
1,786,814	Series 2005-65CB-1A11	6.00%	01/25/2036	1,183,332
125,059	Series 2005-73CB-1A3	6.25%	01/25/2036	123,252
2,413,729	Series 2005-79CB-A1 (1 mo. Term SOFR + 0.66%, 0.55% Floor, 5.50% Cap)	4.34%	01/25/2036	1,110,788
2,413,729	Series 2005-79CB-A2 (-1 x 1 mo. Term SOFR + 4.84%, 0.00% Floor, 4.95% Cap)	1.16%(e)(f)	01/25/2036	158,002
6,258,765	Series 2005-80CB-4A1	6.00%	02/25/2036	2,639,654
1,056,831	Series 2006-14CB-A8	6.00%	06/25/2036	547,430
9,740,657	Series 2006-31CB-A4	6.00%	11/25/2036	5,178,108
2,337,286	Series 2006-41CB-2A12	6.00%	01/25/2037	1,135,080
892,219	Series 2006-41CB-2A15	5.75%	01/25/2037	416,380

4	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2026

Principal Amount $	Security Description	Rate	Maturity	Value $
2,927,682	Series 2006-46-A6	6.00%	02/25/2047	1,372,798
1,497,205	Series 2006-7CB-2A1	6.50%	05/25/2036	593,351
953,480	Series 2006-8T1-1A4	6.00%	04/25/2036	427,883
917,688	Series 2006-J4-2A13	6.00%	07/25/2036	502,697
2,527,127	Series 2006-J4-2A8	6.00%	07/25/2036	1,384,327
882,958	Series 2006-J6-A5	6.00%	09/25/2036	391,933
751,386	Series 2007-13-A4	6.00%	06/25/2047	375,717
11,339,798	Series 2007-16CB-3A1 (1 mo. Term SOFR)	6.75%	08/25/2037	2,398,059
3,949,486	Series 2007-2CB-2A9	5.75%	03/25/2037	1,815,648
2,679,691	Series 2007-4CB-1A9	5.75%	04/25/2037	2,220,609
3,187,167	Series 2007-OA8-1A1 (1 mo. Term SOFR + 0.47%, 0.36% Floor)	4.15%	06/25/2047	2,917,693
	Countrywide Asset-Backed Certificates
8,277,789	Series 2005-17-1AF4	6.55%(d)	05/25/2036	6,858,351
9,329,757	Series 2006-25-M1 (1 mo. Term SOFR + 0.49%, 0.38% Floor)	4.17%	06/25/2047	8,440,299
	Countrywide Home Loan Mortgage Pass Through Trust
79,686	Series 2006-10-1A11	5.85%	05/25/2036	29,524
1,964,678	Series 2006-13-1A17 (-1 x 1 mo. Term SOFR + 5.54%, 0.00% Floor, 5.65% Cap)	1.86%(e)(f)	09/25/2036	220,453
1,964,678	Series 2006-13-1A3 (1 mo. Term SOFR + 0.71%, 0.60% Floor, 6.25% Cap)	4.39%	09/25/2036	628,594
500,777	Series 2006-17-A6	6.00%	12/25/2036	217,401
1,178,732	Series 2006-19-1A7	6.00%	01/25/2037	523,561
1,529,867	Series 2006-9-A2	6.00%	05/25/2036	677,633
4,915,066	Series 2007-15-1A29	6.25%	09/25/2037	2,841,912
4,766,028	Series 2007-21-1A1	6.25%	02/25/2038	2,032,467
435,451	Series 2007-4-1A10	6.00%	05/25/2037	169,304
312,091	Series 2007-8-1A5	5.44%	01/25/2038	117,832
2,724,866	Series 2007-HYB1-2A1	3.96%(c)	03/25/2037	2,340,480
	Credit Suisse First Boston Mortgage Securities Corp.
804,603	Series 2005-9-3A2	6.00%	10/25/2035	209,402
	Credit Suisse Management LLC
829,194	Series 2005-12-5A1	5.25%	01/25/2036	719,832
	Credit Suisse Mortgage Capital Certificates
698,509	Series 2006-6-1A10	6.00%	07/25/2036	298,434
3,244,594	Series 2006-7-10A1	6.75%	08/25/2036	1,557,122
252,382	Series 2008-2R-1A1	6.00%(b)	07/25/2037	217,258
1,973,759	Series 2009-9R-10A2	5.50%(b)	12/26/2035	1,074,898
3,800,000	Series 2020-AFC1-M1	2.84%(b)(c)	02/25/2050	3,319,634
10,250,643	Series 2020-RPL1-PT1	3.28%(b)(c)	10/25/2069	8,350,588
	Cross Mortgage Trust
1,400,000	Series 2025-H3-M1	6.85%(b)(c)	04/25/2070	1,421,918
	Deephaven Residential Mortgage Trust
245,159	Series 2026-INV1-A2	5.10%(b)(d)	12/25/2070	243,195
490,318	Series 2026-INV1-A3	5.20%(b)(d)	12/25/2070	485,883
	Deutsche ALT-A Securities, Inc.
738,810	Series 2005-6-2A1	5.50%	12/25/2035	631,264
155,723	Series 2006-AB4-A1A (30 day avg SOFR US)	6.01%	10/25/2036	135,871
	Deutsche Mortgage Securities, Inc.
389,956	Series 2009-RS2-1A2	6.19%(b)(c)	09/26/2036	384,036
	Ellington Financial Mortgage Trust
4,735,000	Series 2019-2-B1	4.07%(b)(c)	11/25/2059	4,298,674
1,000,000	Series 2025-NQM5-M1	5.77%(b)(c)	11/25/2070	994,652
1,000,000	Series 2026-NQM3-A3	5.38%(b)(d)	03/25/2071	1,001,194
1,000,000	Series 2026-NQM3-M1	5.70%(b)(c)	03/25/2071	998,586
	Fannie Mae Connecticut Avenue Securities
13,946,086	Series 2024-R04-1A1 (30 day avg SOFR US + 1.00%, 0.00% Floor)	4.66%(b)	05/25/2044	13,947,830
	First Franklin Mortgage Loan Asset Backed Certificates
6,503,275	Series 2006-FF8-M1 (1 mo. Term SOFR + 0.49%, 0.38% Floor)	4.17%	07/25/2036	5,565,235

Principal Amount $	Security Description	Rate	Maturity	Value $
	First Horizon Alternative Mortgage Securities
478,428	Series 2005-FA8-1A3	5.50%	11/25/2035	203,451
1,672,193	Series 2007-FA3-A8	6.00%	06/25/2037	493,160
1,788,451	Series 2007-FA4-1A4	6.25%	08/25/2037	576,498
	First Horizon Asset Securities, Inc.
120,946	Series 2006-1-1A2	6.00%	05/25/2036	45,849
	Freddie Mac Structured Agency Credit Risk Debt Notes
6,250,000	Series 2025-HQA1-M2 (30 day avg SOFR US + 1.65%, 0.00% Floor)	5.31%(b)	02/25/2045	6,263,710
	Freedom Mortgage Parent LLC
10,000,000	Series 2021-GT1-A	3.62%(b)(c)	07/25/2026	9,607,360
	Fremont Home Loan Trust
9,146,648	Series 2006-D-2A4 (1 mo. Term SOFR + 0.55%, 0.44% Floor)	4.23%	11/25/2036	3,189,012
	GCAT
5,850,000	Series 2026-NQM2-A3	5.85%(b)(d)	02/25/2071	5,867,047
	Greenpoint Mortgage Funding Trust
3,054,647	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	5.26%	10/25/2045	2,411,157
	GS Mortgage-Backed Securities Trust
1,000,000	Series 2025-NQM5-M1	5.75%(b)(c)	07/25/2065	990,119
2,715,743	Series 2026-NQM1-A1	4.87%(b)(c)	03/25/2066	2,701,580
484,954	Series 2026-NQM1-A2	5.12%(b)(d)	03/25/2066	482,631
969,908	Series 2026-NQM1-A3	5.23%(b)(d)	03/25/2066	965,274
	GSAA Trust
3,953,161	Series 2007-3-1A1A (1 mo. Term SOFR + 0.25%, 0.14% Floor)	3.93%	03/25/2047	2,110,239
	GSAMP Trust
6,998,247	Series 2007-NC1-A1 (1 mo. Term SOFR + 0.37%, 0.26% Floor)	4.05%	12/25/2046	3,702,614
	GSR Mortgage Loan Trust
271,384	Series 2006-2F-3A4	6.00%	02/25/2036	108,397
1,507,809	Series 2006-9F-5A2 (-1 x 1 mo. Term SOFR + 6.44%, 0.00% Floor, 6.55% Cap)	2.76%(e)(f)	10/25/2036	207,035
1,507,809	Series 2006-9F-5A3 (1 mo. Term SOFR + 0.56%, 0.45% Floor, 7.00% Cap)	4.24%	10/25/2036	451,118
697,831	Series 2007-1F-3A14	5.75%	01/25/2037	393,306
1,502,662	Series 2007-2F-3A3	6.00%	03/25/2037	705,807
	Harborview Mortgage Loan Trust
3,010,015	Series 2006-BU1-1A1A (1 mo. Term SOFR + 0.53%, 0.42% Floor, 10.50% Cap)	4.21%	02/19/2046	2,798,532
4,060,310	Series 2007-7-1A1 (1 mo. Term SOFR + 2.11%, 0.00% Floor, 10.50% Cap)	5.79%	10/25/2037	3,336,951
	Home Partners of America Trust
3,657,908	Series 2019-2-C	3.02%(b)	10/19/2039	3,560,126
3,892,366	Series 2019-2-D	3.12%(b)	10/19/2039	3,780,290
7,326,807	Series 2019-2-E	3.32%(b)	10/19/2039	7,116,332
	HSBC Asset Loan Obligation
1,586,451	Series 2007-1-3A6	6.00%	06/25/2037	642,889
	Indymac IMSC Mortgage Loan Trust
3,379,866	Series 2007-AR1-3A1	5.04%(c)	06/25/2037	3,165,207
	JP Morgan Alternative Loan Trust
2,144,729	Series 2008-R2-A1	5.01%(b)(c)	11/25/2036	1,079,174

The accompanying notes are an integral part of these financial statements.	Annual Financial Statements and Other Information	March 31, 2026	5

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

Principal Amount $	Security Description	Rate	Maturity	Value $
	JP Morgan Mortgage Acquisition Corp.
15,674,527	Series 2006-WMC3-A1MZ (1 mo. Term SOFR + 0.47%, 0.36% Floor)	4.15%	08/25/2036	10,303,595
	JP Morgan Mortgage Trust
349,608	Series 2005-S3-1A1	6.50%	01/25/2036	180,814
902,870	Series 2006-A5-3A2	4.74%(c)	08/25/2036	695,804
1,863,783	Series 2007-S1-2A8	5.75%	03/25/2037	640,467
9,107,556	Series 2025-NQM1-A1	5.59%(b)(d)	06/25/2065	9,151,345
1,500,000	Series 2025-NQM4-M1A	5.64%(b)(c)	03/25/2066	1,487,235
3,200,000	Series 2025-NQM5-M1A	5.67%(b)(c)	05/25/2066	3,169,743
	Lavender Trust/US
873,937	Series 2010-R11A-A4	3.11%(b)(c)	10/26/2036	308,717
	Legacy Mortgage Asset Trust
9,440,877	Series 2019-RPL3-PT1	0.00%(b)	06/25/2058	8,383,918
	Lehman Brothers Holdings, Inc.
1,190,629	Series 2007-1-2A2 (1 mo. Term SOFR + 0.31%, 0.20% Floor)	3.99%(b)	06/25/2037	790,334
4,643,728	Series 2007-1-2A3 (1 mo. Term SOFR + 0.34%, 0.23% Floor)	4.02%(b)	06/25/2037	3,081,576
	Lehman Mortgage Trust
603,214	Series 2007-1-1A2	5.75%	02/25/2037	609,545
	Lehman XS Trust
1,254,947	Series 2006-17-1A4A (1 mo. Term SOFR + 0.45%, 0.34% Floor)	4.13%	08/25/2046	1,191,728
1,167,924	Series 2006-9-A1C (1 mo. Term SOFR + 0.63%, 0.52% Floor)	4.31%	05/25/2046	1,098,988
	Long Beach Mortgage Loan Trust
6,314,072	Series 2006-2-2A4 (1 mo. Term SOFR + 0.69%, 0.58% Floor)	4.37%	03/25/2046	2,077,298
	Mastr Adjustable Rate Mortgages Trust
4,514,415	Series 2005-6-3A2	3.70%(c)	07/25/2035	1,469,167
	MASTR Alternative Loans Trust
745,920	Series 2004-10-5A5	5.75%	09/25/2034	740,137
	Mastr Asset Backed Securities Trust
14,782,819	Series 2006-WMC3-A1 (1 mo. Term SOFR + 0.38%, 0.27% Floor)	4.06%	08/25/2036	5,398,399
	Merrill Lynch Alternative Note Asset
1,318,074	Series 2007-F1-2A6	6.00%	03/25/2037	396,896
	Merrill Lynch Mortgage Investors, Inc.
981,885	Series 2006-AF1-AF3B	6.25%	08/25/2036	340,784
	MFRA Trust
4,600,000	Series 2021-NQM2-M1	2.37%(b)(c)	11/25/2064	3,613,031
1,000,000	Series 2023-NQM3-M1	7.45%(b)(c)	07/25/2068	1,003,774
3,217,676	Series 2025-NQM3-A3	5.72%(b)(d)	08/25/2070	3,214,014
3,000,000	Series 2026-NQM1-A3	5.41%(b)(d)	02/25/2071	3,003,828
2,000,000	Series 2026-NQM1-M1	5.59%(b)(c)	02/25/2071	2,002,262
	Morgan Stanley Mortgage Loan Trust
3,267,597	Series 2005-10-4A1	5.50%	12/25/2035	1,760,015
	Morgan Stanley Residential Mortgage Loan Trust
2,000,000	Series 2026-NQM2-M1	5.48%(b)(c)	01/26/2071	1,969,502
	New Residential Mortgage Loan Trust
1,794,555	Series 2025-NQM6-A3	5.34%(b)(d)	10/25/2065	1,783,469
2,083,000	Series 2025-NQM6-M1	5.81%(b)(c)	10/25/2065	2,066,912
4,365,901	Series 2026-NQM1-A1	4.82%(b)(c)	11/25/2065	4,328,808
970,200	Series 2026-NQM1-A2	5.08%(b)(d)	11/25/2065	960,605
970,200	Series 2026-NQM1-A3	5.18%(b)(d)	11/25/2065	960,757
	NMLT Trust
4,500,000	Series 2021-INV2-B1	3.32%(b)(c)	08/25/2056	3,483,071
	Nomura Asset Acceptance Corp.
2,994,787	Series 2006-AP1-A2	5.52%(c)	01/25/2036	835,233
578,042	Series 2007-1-1A1A	6.50%(d)	03/25/2047	528,230

Principal Amount $	Security Description	Rate	Maturity	Value $
	Oceanview Mortgage Loan Trust
3,939,422	Series 2026-1-A	5.10%(b)(c)	08/25/2055	3,905,330
	Onslow Bay Mortgage Loan Trust
4,375,794	Series 2025-NQM2-A1	5.60%(b)(d)	11/25/2064	4,399,412
3,733,725	Series 2025-NQM6-A1	5.60%(b)(d)	03/25/2065	3,755,070
8,036,414	Series 2025-NQM7-A1	5.56%(b)(d)	05/25/2055	8,078,920
8,245,307	Series 2025-NQM8-A1	5.47%(b)(d)	03/25/2065	8,279,869
959,768	Series 2025-R1-A3	5.19%(b)(d)	09/25/2062	953,229
1,350,000	Series 2025-R1-M1	5.75%(b)(c)	09/25/2062	1,344,024
984,330	Series 2026-NQM2-A1	4.82%(b)(c)	12/01/2065	977,455
10,000,000	Series 2026-NQM5-A1	5.32%(b)(c)	01/25/2066	9,999,961
	Opteum Mortgage Acceptance Corp.
5,899,838	Series 2006-2-A1C (1 mo. Term SOFR + 0.65%, 0.54% Floor)	4.33%	07/25/2036	1,888,028
	PR Mortgage Loan Trust
255,984	Series 2014-1-APT	5.85%(b)(c)	10/25/2049	238,902
	Pretium Mortgage Credit Partners LLC
5,405,700	Series 2025-NPL7-A1	5.66%(b)(d)	07/25/2055	5,420,011
	Progress Residential Trust
10,000,000	Series 2025-SFR4-A	4.30%(b)	08/17/2042	9,769,755
10,000,000	Series 2025-SFR4-B	4.70%(b)	08/17/2042	9,861,235
12,650,000	Series 2025-SFR4-C	5.05%(b)	08/17/2042	12,491,512
6,992,773	Series 2025-SFR5-C	4.00%(b)	10/17/2042	6,598,867
	PRPM LLC
1,411,505	Series 2024-7-A1	5.87%(b)(d)	11/25/2029	1,413,077
1,000,000	Series 2024-NQM4-M1A	6.52%(b)(c)	12/26/2069	1,010,581
6,017,642	Series 2025-2-A1	6.47%(b)(d)	05/25/2030	6,007,952
7,184,558	Series 2025-3-A1	6.26%(b)(d)	05/25/2030	7,169,701
9,010,701	Series 2025-4-A1	6.18%(b)(d)	06/25/2030	9,001,342
1,260,757	Series 2025-5-A1	5.73%(b)(d)	07/25/2030	1,259,075
9,875,226	Series 2025-6-A1	5.77%(b)(d)	08/25/2028	9,861,410
9,997,866	Series 2025-NQM2-A1	5.69%(b)(d)	04/25/2070	10,048,138
1,262,075	Series 2025-NQM5-A1	5.18%(b)(c)	10/25/2070	1,259,154
958,086	Series 2025-NQM5-A2	5.33%(b)(d)	10/25/2070	955,952
958,086	Series 2025-NQM5-A3	5.43%(b)(d)	10/25/2070	955,948
1,000,000	Series 2025-NQM5-B1	6.90%(b)(c)	10/25/2070	995,635
1,000,000	Series 2025-NQM5-M1	5.90%(b)(c)	10/25/2070	994,607
2,000,000	Series 2026-NQM1-A3	5.44%(b)(d)	02/25/2071	1,995,120
2,000,000	Series 2026-NQM1-M1	5.72%(b)(c)	02/25/2071	2,000,708
	RALI Trust
880,924	Series 2005-QS12-A3	5.50%	08/25/2035	775,364
631,496	Series 2005-QS13-1A6	5.50%	09/25/2035	501,249
317,421	Series 2006-QS12-1A1	6.50%	09/25/2036	122,356
1,270,012	Series 2006-QS12-2A12 (1 mo. Term SOFR + 0.31%, 0.20% Floor, 7.50% Cap)	3.99%	09/25/2036	917,521
1,270,012	Series 2006-QS12-2A13	3.51%(f)(g)	09/25/2036	173,147
1,369,128	Series 2006-QS18-1A4	6.25%	12/25/2036	1,302,261
1,505,262	Series 2006-QS3-1A14	6.00%	03/25/2036	1,364,825
479,935	Series 2006-QS7-A2	6.00%	06/25/2036	383,165
3,665,479	Series 2007-QS1-1A2 (-1 x 1 mo. Term SOFR + 5.34%, 0.00% Floor, 5.45% Cap)	1.66%(e)(f)	01/25/2037	279,323
3,858,007	Series 2007-QS1-1A5 (1 mo. Term SOFR + 0.66%, 0.55% Floor, 6.00% Cap)	4.34%	01/25/2037	2,860,925
486,551	Series 2007-QS11-A1	7.00%	10/25/2037	388,063
263,820	Series 2007-QS5-A1	5.50%	03/25/2037	218,351
	RBSGC Mortgage Pass Through Certificates
383,261	Series 2007-A-2A4	6.25%	01/25/2037	352,062
	Renaissance NIM Trust
15,336,140	Series 2006-2-AF2	5.76%(d)	08/25/2036	5,067,690
9,024,934	Series 2006-3-AF4	5.81%(d)	11/25/2036	2,841,275
	Residential Asset Securitization Trust
4,189,720	Series 2006-A12-A1	6.25%	11/25/2036	1,431,591
933,628	Series 2006-A8-1A1	6.00%	08/25/2036	634,318
	Rithm Capital Corp.
2,300,000	Series 2019-NQM4-B1	3.74%(b)(c)	09/25/2059	2,047,267

6	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2026

Principal Amount $	Security Description	Rate	Maturity	Value $
	Securitized Asset Backed Receivables LLC
7,289,947	Series 2006-NC1-A3 (1 mo. Term SOFR + 0.65%, 0.54% Floor)	4.33%	03/25/2036	6,846,956
	Sequoia Mortgage Trust
152,756	Series 2013-9-AP	0.00%(b)(h)	07/25/2043	109,075
	SGR Residential Mortgage Trust
1,000,000	Series 2026-1-M1	5.54%(b)(c)	01/25/2066	987,676
	Starwood Mortgage Residential Trust
373,963	Series 2020-3-A1	1.49%(b)(c)	04/25/2065	367,762
	Structured Adjustable Rate Mortgage Loan Trust
1,896,202	Series 2005-17-5A1	4.62%(c)	08/25/2035	934,593
860,206	Series 2005-22-4A1	5.21%(c)	12/25/2035	802,940
607,144	Series 2008-1-A2	4.38%(c)	10/25/2037	491,629
	Structured Asset Mortgage Investments, Inc.
1,856,071	Series 2006-AR6-1A1 (1 mo. Term SOFR + 0.47%, 0.36% Floor, 10.50% Cap)	4.15%	07/25/2046	1,684,756
1,948,555	Series 2006-AR6-1A3 (1 mo. Term SOFR + 0.49%, 0.38% Floor, 10.50% Cap)	4.17%	07/25/2046	1,613,881
3,473,452	Series 2006-AR7-A1A (1 mo. Term SOFR + 0.53%, 0.42% Floor, 10.50% Cap)	4.21%	08/25/2036	2,930,591
3,109,649	Series 2007-AR3-2A1 (1 mo. Term SOFR + 0.49%, 0.38% Floor, 10.50% Cap)	4.17%	09/25/2047	2,905,004
	Structured Asset Securities Corp.
4,500,000	Series 2007-BC4-M1 (1 mo. Term SOFR + 0.61%, 0.50% Floor)	4.29%	11/25/2037	3,752,704
10,585,724	Series 2007-RF1-1A (1 mo. Term SOFR + 0.30%, 0.19% Floor)	3.98%(b)	03/25/2037	8,709,849
	Tricon Residential Trust
15,536,674	Series 2025-SFR2-A	5.20%(b)	08/17/2044	15,506,391
	Velocity Commercial Capital Loan Trust
570,153	Series 2019-1-M6	6.79%(b)(c)	03/25/2049	493,520
259,868	Series 2019-2-M5	4.93%(b)(c)	07/25/2049	226,747
941,950	Series 2019-2-M6	6.30%(b)(c)	07/25/2049	816,566
681,433	Series 2020-1-M6	5.69%(b)(c)	02/25/2050	546,604
1,293,808	Series 2021-1-M3	2.57%(b)(c)	05/25/2051	1,018,518
2,966,277	Series 2021-1-M4	2.85%(b)(c)	05/25/2051	2,287,222
2,814,764	Series 2021-2-M4	3.08%(b)(c)	08/25/2051	2,163,774
8,085,670	Series 2025-1-A	6.03%(b)(c)	02/25/2055	8,150,648
8,062,845	Series 2025-3-A	5.87%(b)(c)	06/25/2055	8,095,953
7,888,315	Series 2025-5-A	5.32%(b)(c)	12/25/2055	7,825,891
	Vericrest Opportunity Loan Transferee
3,096,865	Series 2021-NP12-A1	6.73%(b)(d)	12/26/2051	3,100,624

Principal Amount $	Security Description	Rate	Maturity	Value $
	Verus Securitization Trust
6,685,000	Series 2021-6-B1	4.05%(b)(c)	10/25/2066	5,599,294
2,073,000	Series 2021-R2-B1	3.25%(b)(c)	02/25/2064	1,775,081
5,323,881	Series 2024-9-A1	5.44%(b)(c)	11/25/2069	5,341,345
860,455	Series 2025-10-A3	5.37%(b)(d)	06/25/2070	859,444
8,888,649	Series 2025-4-A1	5.45%(b)(d)	05/25/2070	8,927,446
2,036,000	Series 2025-5-M1	6.01%(b)(c)	06/25/2070	2,035,981
758,508	Series 2025-R1-A3	5.77%(b)(d)	05/25/2065	760,778
2,000,000	Series 2026-3-M1	5.55%(b)(c)	03/25/2071	1,998,734
489,953	Series 2026-R1-A1	4.83%(b)(c)	10/25/2067	486,011
244,977	Series 2026-R1-A2	5.03%(b)(d)	10/25/2067	243,025
244,977	Series 2026-R1-A3	5.19%(b)(d)	10/25/2067	243,023
1,246,000	Series 2026-R2-M1	5.53%(b)(c)	10/25/2067	1,227,337
	WaMu Mortgage Pass Through Certificates
4,528,537	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	4.82%	09/25/2046	3,848,417
7,185,506	Series 2006-AR18-1A1	3.53%(c)	01/25/2037	6,307,786
5,780,548	Series 2007-HY7-3A1	4.16%(c)	07/25/2037	5,359,584
	Washington Mutual Alternative Mortgage Pass-Through Certificates
745,069	Series 2005-10-2A8	6.00%	11/25/2035	714,987
2,178,643	Series 2006-5-2CB6	6.00%	07/25/2036	1,553,541
1,511,041	Series 2007-2-1A6	6.00%	04/25/2037	1,257,175
89,043	Series 2007-4-1A1	5.50%	06/25/2037	86,526
	Wells Fargo Mortgage Backed Securities Trust
240,729	Series 2006-AR4-2A1	5.71%(c)	04/25/2036	239,993
1,527,445	Series 2007-7-A1	6.00%	06/25/2037	1,414,138
	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $805,427,791)			697,256,469

Shares
SHORT TERM INVESTMENTS - 5.4%
12,979,970	First American Government Obligations Fund - U	3.60%(i)	12,979,970
12,979,970	JPMorgan US Government Money Market Fund - IM	3.60%(i)	12,979,970
12,979,971	MSILF Government Portfolio - Institutional	3.57%(i)	12,979,971
	Total Short Term Investments (Cost $38,939,911)		38,939,911
	Total Investments - 102.4%(j) (Cost $844,716,827)		736,334,619
	Other Liabilities in Excess of Assets - (2.4)%		(17,281,367)
	NET ASSETS - 100.0%		$719,053,252

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	97.0%
Short Term Investments	5.4%
Non-Agency Commercial Mortgage Backed Obligations	0.0%(a)
Other Assets and Liabilities	(2.4)%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Financial Statements and Other Information	March 31, 2026	7

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)
(a)
Represents less than 0.05% of net assets.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of March 31, 2026, the value of these securities total $468,377,764 or 65.1% of the Fund's net assets.
(c)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.
(d)
Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.
(e)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
(f)
Interest only security
(g)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.
(h)
Principal only security
(i)
Seven-day yield as of period end.
(j)
100.0% of the total investments are based in the United States.
SOFR
Secured Overnight Financing Rate
8	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	March 31, 2026

ASSETS:
Investments in Unaffiliated Securities, at Value*	$697,394,708
Short Term Investments*	38,939,911
Interest and Dividends Receivable	3,038,434
Prepaid Expenses and Other Assets	3,020
Total Assets	739,376,073
LIABILITIES:
Payable for Investments Purchased	15,967,801
Distribution Payable	4,206,744
Professional Fees Payable	52,795
Administration, Fund Accounting and Custodian Fees Payable	50,865
Transfer Agent Expenses Payable	25,028
Trustees Fees Payable (See Note 7)	14,785
Accrued Expenses	4,803
Total Liabilities	20,322,821
Net Assets	$719,053,252
NET ASSETS CONSISTS OF:
Paid-in Capital	$928,622,472
Total Distributable Loss (See Note 5)	(209,569,220)
Net Assets	$719,053,252
*Identified Cost:
Investments in Unaffiliated Securities	$805,776,916
Short Term Investments	38,939,911
Class I (unlimited shares authorized):
Shares Outstanding	96,383,816
Net Asset Value, Offering and Redemption Price per Share	$7.46

The accompanying notes are an integral part of these financial statements.	Annual Financial Statements and Other Information	March 31, 2026	9

Statements of Operations	For the Year Ended March 31, 2026

INVESTMENT INCOME
Income:
Interest	$37,052,522
Dividends from Unaffiliated Securities	1,127,129
Total Investment Income	38,179,651
Expenses:
Investment Advisory Fees	3,576,343
Professional Fees	132,396
Administration, Fund Accounting and Custodian Fees	130,442
Transfer Agent Expenses	58,939
Trustees Fees	14,166
Shareholder Reporting Expenses	13,615
Insurance Expenses	13,534
Miscellaneous Expenses	10,650
Total Expenses	3,950,085
Less: Investment Advisory Fees (Waived)	(3,576,343)
Net Expenses	373,742
Net Investment Income (Loss)	37,805,909
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	259,626
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	3,968,077
Net Realized and Unrealized Gain (Loss) on Investments	4,227,703
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,033,612

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended March 31, 2026	Year Ended March 31, 2025
OPERATIONS
Net Investment Income (Loss)	$37,805,909	$36,066,764
Net Realized Gain (Loss) on Investments	259,626	(764,716)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,968,077	9,548,837
Net Increase (Decrease) in Net Assets Resulting from Operations	42,033,612	44,850,885
DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(42,491,084)	(37,066,577)
Total Distributions to Shareholders	(42,491,084)	(37,066,577)
NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	137,150,000	57,000,000
Total Increase (Decrease) in Net Assets	$136,692,528	$64,784,308
NET ASSETS:
Beginning of Year	$582,360,724	$517,576,416
End of Year	$719,053,252	$582,360,724

The accompanying notes are an integral part of these financial statements.	Annual Financial Statements and Other Information	March 31, 2026	11

Financial Highlights
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000's)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)	Portfolio Turnover
DoubleLine Selective Credit Fund - Class I
3/31/2026	$7.46	0.44	0.05	0.49	(0.49)	—	(0.49)	$7.46	6.67%	$719,053	0.61%	0.06%	0.06%	5.81%	27%
3/31/2025	$7.35	0.50	0.13	0.63	(0.52)	—	(0.52)	$7.46	8.81%	$582,361	0.62%	0.07%	0.07%	6.81%	16%
3/31/2024	$7.31	0.42	0.12	0.54	(0.50)	—	(0.50)	$7.35	7.67%	$517,576	0.61%	0.06%	0.06%	5.78%	16%
3/31/2023	$8.13	0.41	(0.72)	(0.31)	(0.51)	—	(0.51)	$7.31	(3.76)%	$598,554	0.60%	0.05%	0.05%	5.36%	11%
3/31/2022	$8.48	0.33	(0.29)	0.04	(0.39)	—	(0.39)	$8.13	0.47%	$926,905	0.60%	0.05%	0.05%	3.92%	28%

(a)
Calculated based on average shares outstanding during the period.
12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2026
1. Organization
The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Fund’s investment adviser, DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”), or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long- term total return.
The fiscal year end for the Fund is March 31, 2026, and the period covered by these Financial Statements is for the period ended March 31, 2026 (the “period end”).
2. Significant Accounting Policies
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, Financial Services— Investment Companies, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).
A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1—Unadjusted quoted market prices in active markets for identical securities
•
Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data
•
Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)
Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Annual Financial Statements and Other Information	March 31, 2026	13

March 31, 2026
Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2026:

Category
Investments in Securities
Level 1
Short Term Investments	$38,939,911
Total Level 1	38,939,911
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	697,256,469
Non-Agency Commercial Mortgage Backed Obligations	138,239
Total Level 2	697,394,708
Level 3	—
Total	$736,334,619

See the Schedule of Investments for further disaggregation of investment categories.
B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.
The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.
The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2023-2025 (Federal) and 2022-2025 (CA/DE/FL) for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2026 the Fund has no examination in progress.
The Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments enhance income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the year ended March 31, 2026, the Fund did not pay a significant amount of foreign or U.S. federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.
Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2026. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Delaware and the State of Florida. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax returns
14	DoubleLine Selective Credit Fund

Notes to Financial Statements (Cont.)
are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances.
C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.
D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss).
Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.
Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.
E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.
F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.
G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
H. Segment Reporting. The Fund has adopted FASB ASU 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires incremental disclosures relating to a public entity's reportable segments. The Fund operates as a single operating segment, which is an investment portfolio. The Trust’s president and principal executive officer and the Trust’s treasurer and principal financial and accounting officer together serve as the Fund’s chief operating decision maker (“CODM”). The Fund's total returns, expense ratios, and changes in net assets, which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment, are consistent with that presented within the Fund’s financial statements and financial highlights. Segment assets are reflected in the Fund’s Statement of Assets and Liabilities as “net assets,” which consist primarily of investment securities, at value, and significant segment expenses are listed in the Fund's accompanying Statement of Operations.
3. Related and Other Party Transactions
The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase
Annual Financial Statements and Other Information	March 31, 2026	15

March 31, 2026
and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.
Pursuant to a letter agreement dated November 20, 2014, between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended March 31, 2026, the Adviser fully waived the total investment advisory fee of $3,576,343.
In addition, pursuant to an Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least August 1, 2027. However, these expense limitations may be terminated by the Fund’s Board at any time.
Other than described above, to the extent that the Adviser reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.
As of March 31, 2026, there is no amount remaining that is eligible for reimbursement or recoupment.
4. Purchases and Sales of Securities
For period ended March 31, 2026, purchases and sales of investments, excluding short term investments, were $340,638,597 and $165,352,185, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.
5. Income Tax Information and Distributions to Shareholders
The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2026		Year Ended March 31, 2025
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
DoubleLine Selective Credit Fund	$ 42,491,084	$—	$37,066,577	$—

The cost basis of investments for federal income tax purposes as of March 31, 2026, was as follows:

Tax Cost of Investments	$864,455,838
Gross Tax Unrealized Appreciation	1,676,630
Gross Tax Unrealized Depreciation	(129,797,849)
Net Tax Unrealized Appreciation (Depreciation)	(128,121,219)

16	DoubleLine Selective Credit Fund

Notes to Financial Statements (Cont.)
As of March 31, 2026, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(128,121,219)
Undistributed Ordinary Income	4,225,783
Undistributed Long Term Capital Gains	—
Total Distributable Earnings	4,225,783
Other Accumulated Gains (Losses)	(85,673,784)
Total Distributable Earnings (Loss)	(209,569,220)

As of March 31, 2026, $81,456,005 was available as a capital loss carryforward (comprised of $30,109,508 short-term and $51,346,497 long-term). For tax purposes, capital losses can be carried forward indefinitely to offset capital gains in future taxable years. During the fiscal year ended March 31, 2026, the Fund did not utilize short-term or long-term capital loss carryover. The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of March 31, 2026, the Fund deferred, on a tax basis, qualified late year losses of $0.
Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses and accretion of discount on certain debt instruments. For the year ended March 31, 2026, the following table shows the reclassifications made:

	Paid-in Capital	Total Distributable Earnings (Loss)
DoubleLine Selective Credit Fund	$—	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit https://doubleline.com/mutual-funds/ for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.
6. Share Transactions
Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2026		Year Ended March 31, 2025
	Shares	Amount	Shares	Amount
Shares Sold	20,695,202	$155,100,000	16,658,770	$124,100,000
Shares Redeemed	(2,385,978)	(17,950,000)	(9,006,673)	(67,100,000)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	18,309,224	$137,150,000	7,652,097	$57,000,000

7. Remuneration Paid to Trustees, Officers and Others
Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $14,166 from the Fund for the period ended March 31, 2026. In prior years, certain trustees elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $14,166 which includes $13,375 in current fees (either paid in cash or deferred) and an increase of $791 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.
Annual Financial Statements and Other Information	March 31, 2026	17

March 31, 2026
8. Credit Facility
During the period ended March 31, 2026, U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $500,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%. Under the Credit Agreement, the Bank has been granted a security interest in each Fund’s investments in consideration of that Fund’s borrowings under the credit facility.
For the period ended March 31, 2026, the Fund did not draw on its available credit facility.
9. Significant Shareholder Holdings
As of March 31, 2026, the Fund had 12 shareholders of record; two of the Fund’s shareholders, one of which were under common control with each other, collectively owned 27% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of “large transactions risk” in the following Principal Risks Note.
10. Principal Risks
Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.
•
active management risk: the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
•
asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
•
cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.
•
collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
•
counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.
18	DoubleLine Selective Credit Fund

Notes to Financial Statements (Cont.)
•
debt securities risks:
•
credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. Certain debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.
•
extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
•
interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.
•
prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•
defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.
•
derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.
•
focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
•
foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.
•
foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be
Annual Financial Statements and Other Information	March 31, 2026	19

March 31, 2026
affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs, or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.
•
fund level tax risk: the risk that the Fund while considered a personal holding company for federal income tax purposes will incur a Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.
•
high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
•
large transactions risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. In addition, a large number of shareholders collectively may purchase or sell Fund shares in large amounts rapidly or unexpectedly. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.
•
leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.
•
limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.
•
liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.
•
market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
•
mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the
20	DoubleLine Selective Credit Fund

Notes to Financial Statements (Cont.)
security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.
•
operational and information security risks: an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The rapid development and increasingly widespread use of artificial intelligence in the financial services industry, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
•
portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
•
restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•
securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund allocates a higher percentage of its investment portfolio to a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.
•
structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.
•
valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
11. Subsequent Events
The U.S. Bank, N.A. Credit Facility terminated on April 10, 2026. Effective as of April 14, 2026, The Bank of New York Mellon (the “Bank”) has made available to the Trust, including the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $500,000,000 advised line of credit for short-term working capital and other general purposes related there to. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to the least of (i) the maximum amount the Bank is permitted to loan to such DoubleLine Fund under applicable regulations, (ii) the maximum amount such DoubleLine Fund is permitted to borrow under its organizational documents, (iii) a prescribed percentage of such DoubleLine Fund’s net asset value,
Annual Financial Statements and Other Information	March 31, 2026	21

March 31, 2026
(iv) the maximum amount such DoubleLine Fund is permitted to borrow under its fundamental and non-fundamental operating policies then in effect, and (v) the maximum amount such DoubleLine Fund is permitted to borrow under the 1940 Act. Borrowings under the credit facility bear interest at a rate per annum equal to the Alternate Base Rate plus 1.25% (the applicable margin). The Alternate Base Rate is the highest of (a) the Federal Funds Effective Rate plus 0.50%, (b) Adjusted Daily Simple SOFR (which includes a 0.10% SOFR adjustment), and (c) 0.00%. This rate represents a floating rate of interest that may change over time. Unless canceled earlier, the credit facility will be available until April 13, 2027. The credit facility is cancelable by any party at any time and for any reason without penalty, and each advance is subject to the Bank’s satisfaction with the condition of the applicable DoubleLine Fund and will only be made in the Bank’s sole and absolute discretion.
22	DoubleLine Selective Credit Fund

Report of Independent Registered Public Accounting Firm	March 31, 2026
The Board of Trustees and Shareholders of
DoubleLine Selective Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the DoubleLine Selective Credit Fund (the “Fund”), one of the funds constituting the DoubleLine Funds Trust, as of March 31, 2026, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of DoubleLine Selective Credit Fund as of March 31, 2026, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2025, and the financial highlights for the years ended March 31, 2025, 2024, 2023, and 2022 were audited by predecessor auditors whose report, dated May 21, 2025, expressed an unqualified opinion on such information.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Costa Mesa, California
May 28, 2026
We have served as the auditor of one or more affiliated investment companies of DoubleLine Funds investment companies since 2013.
Annual Financial Statements and Other Information	March 31, 2026	23

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2026
At a meeting held on February 19, 2026 (the “February Meeting”), the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds (“mutual funds”), exchange-traded funds (“ETFs”), and closed-end funds (“CEFs”) listed above (each, a “Fund” and collectively, the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements, as applicable (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” or “Management” refers to DoubleLine Capital LP, DoubleLine ETF Adviser LP, and/or DoubleLine Alternatives LP, as appropriate in the context.
The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the relevant information provided to the Trustees, including information provided for their consideration at their February Meeting and at meetings held in preparation for the February Meeting with management and representatives of ISS Market Intelligence, an independent third-party provider of investment company data (“ISS MI”), and additional information requested by the Independent Trustees. The Independent Trustees also met with Independent Trustee counsel outside the presence of management prior to the February Meeting to consider the materials and information related to the proposed continuation of the Advisory Agreements.
Throughout the year, the Trustees also met regularly with investment advisory, compliance, risk management, operational, capital markets (with respect to the ETFs) and other personnel from DoubleLine and regularly reviewed detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year and not just that which was provided specifically in relation to the proposed renewal of the Advisory Agreements.
This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.
The Trustees also considered that, although the reorganizations of DoubleLine Floating Rate Fund and DoubleLine Select Income Fund (formerly, DoubleLine Infrastructure Income Fund) with and into corresponding series of American Beacon Funds were expected to close on or about February 20, 2026, the renewal of applicable advisory and other arrangements for each of DoubleLine Floating Rate Fund and DoubleLine Select Income Fund was proposed in order to ensure continuity of services to the extent that the reorganizations occur on a date later than currently anticipated.
Nature, Extent, and Quality of Services.
The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for each Fund, with an emphasis on risk management for the Funds. The Board considered, where applicable, the necessary skills and resources needed to manage debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and market volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.
The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, which may include, among others, a number of back-office services, valuation services, derivatives risk management services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine), and information regarding DoubleLine’s overall
24	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2026
risk management program. The Trustees considered the quality of the related services provided to the Funds as part of their overall consideration of the continuation of the Advisory Agreements. The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire the necessary personnel and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees considered DoubleLine’s representations regarding the depth of DoubleLine’s personnel, resources, and investment methods in connection with the services DoubleLine provides to the Funds.
Performance and Fees and Expenses.
The Trustees reviewed reports prepared by ISS MI (the “ISS MI Reports”) that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the mutual funds) against the net management fee rate (with respect to the mutual funds and the closed-end funds) and net total expense ratio of a group of peers selected by ISS MI, and each Fund’s performance records (Class I shares with respect to the mutual funds) for the one-, three-, five-, and ten-year periods ended October 31, 2025, as applicable, against the performance records of those funds in each Fund’s Morningstar category and the performance of one or more of the Fund’s benchmark index(es), as selected by ISS MI. In preparation for the February Meeting, the Independent Trustees met with ISS MI representatives in January 2026 to review the comparative information set out in the ISS MI Reports, the methodologies used by ISS MI in compiling those reports and selecting the peer groups used within those reports, and the considerations for evaluating the comparative information presented in those reports. The Independent Trustees also considered the information ISS MI provided regarding the challenges ISS MI encountered in selecting or assembling peer groups for certain of the Funds due to, among other factors, the limited number of possible peer funds with substantially similar principal investment strategies or investment approaches. Where applicable, the Trustees also received information from DoubleLine, including regarding factors to consider in evaluating a Fund’s performance or management fees relative to its peer groups and factors that contributed to the relative underperformance of certain Funds relative to the index(es) shown or the median of their Morningstar categories.
The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a low cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that it offers.
The Trustees also considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including other funds and institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as sub-adviser. The Trustees noted the information DoubleLine provided regarding certain funds and institutional separate accounts advised by it and funds sub-advised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees considered DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to registered investment companies (mutual funds, ETFs and closed-end funds) exceed in many respects those required to provide advisory services to non-registered investment company clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees considered DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring registered investment companies than in managing private accounts or in sub-advising funds, including registered investment companies, sponsored by others. The Trustees considered that the services and resources required of DoubleLine when it sub-advises registered investment companies by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser. In respect of the ETFs, the Trustees also considered the financial risks assumed by DoubleLine in respect of each ETF’s unitary fee, including that DoubleLine would generally bear, with limited exceptions, any increase in each ETF’s ordinary operating expenses.
Mutual Funds
With respect to the mutual funds, the Trustees considered that many of the mutual funds have achieved strong performance relative to the median of their Morningstar categories across all or most of the periods ended October 31, 2025 presented in the ISS MI Reports. They noted also that other mutual funds have achieved favorable long-term performance relative to the median of their Morningstar categories for the five- and/or ten-year periods, where applicable, ended October 31, 2025, notwithstanding, in some cases, more recent periods of relative underperformance for the one- and/or three-year periods. Those Funds included DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, and DoubleLine Selective Credit Fund. The Trustees also considered that a number of the mutual funds had achieved strong relative performance more recently, such as over the one- and/or three-year periods ended October 31, 2025, notwithstanding, in some cases, other periods of longer-term unfavorable relative performance. Those mutual funds included DoubleLine Core Fixed Income Fund, DoubleLine Floating Rate Fund,
Annual Financial Statements and Other Information	March 31, 2026	25

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)
and DoubleLine Long Duration Total Return Bond Fund. In each instance where a Fund exhibited relative underperformance over the one-, three-, five-, and/or ten-year periods, as applicable, the Trustees considered DoubleLine’s explanations for the periods of relative underperformance, including, in the cases of DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE®, where product design, investment positioning and/or differences in the Funds’ investment approach relative to their Morningstar categories, among other things, contributed to relative underperformance over different periods.
The Trustees noted that all but five of the mutual funds had net management fees either below the median of their peer group or within five basis points of the median of their peer group. The Trustees noted that DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Flexible Income Fund, DoubleLine Select Income Fund, and DoubleLine Emerging Markets Local Currency Bond Fund each had net management fees more than five basis points above the median of its peer group. The Trustees discussed with management the reasons for the relative net management fees of these mutual funds. The Trustees noted that none of the mutual funds, other than DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Select Income Fund, had the highest net management fee in its peer group. The Trustees also considered DoubleLine’s belief that differences between DoubleLine Select Income Fund and DoubleLine Emerging Markets Local Currency Bond Fund and their respective peer groups, together with and the limited number of close peers, should be taken into account in evaluating those Funds’ relative performance and net management fees. The Trustees considered each Fund’s net management fees in light of that Fund’s performance net of expenses, including in instances where the mutual fund had strong relative performance and net management fees above the median of its peer group. The Trustees noted that all of the mutual funds had net total expense ratios either below the median of their peer groups or within five basis points of the median of their peer groups, with the exception of DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Select Income Fund, and DoubleLine Strategic Commodity Fund. The Trustees discussed with management the reasons for each Fund’s relative total expenses compared to that Fund’s expense peers.
ETFs
With respect to the ETFs, the Trustees considered information in the ISS MI Reports regarding the ETFs’ performance records and net total expenses. The Trustees considered that performance since inception for each ETF was within Management’s expectations, and, in each instance where an ETF exhibited relative underperformance over the one- or three-year periods, as applicable, the Trustees considered DoubleLine’s explanations for the periods of relative underperformance. The Trustees noted that many of the ETFs had only recently, or have not yet, achieved three years of investment operations.
The Trustees considered the net total expenses of each ETF. The Trustees considered that under the ETFs’ unitary fee structure, DoubleLine, in addition to providing investment management services, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Trustees further considered that under the unitary fee structure, DoubleLine pays substantially all of the operating expenses of the Funds, except for, among other things, the management fees, taxes and transaction costs, distribution fees or expenses, and any extraordinary expenses (such as litigation expenses).
The Trustees considered that DoubleLine Commercial Real Estate Debt ETF, DoubleLine Fortune 500 Equal Weight ETF, DoubleLine Opportunistic Core Bond ETF, DoubleLine Mortgage ETF, and DoubleLine Multi-Sector Income ETF each had a net total expense ratio at or below the median of its peer group. In considering the net total expense ratios of DoubleLine Shiller CAPE® U.S. Equities ETF and DoubleLine Commodity Strategy ETF, the Trustees considered that while each Fund had a net total expense ratio that was above the median of its peer group, in each case, there were several peer funds with higher net total expense ratios and that the ETFs’ net total expense ratios were within six basis points of the median of their respective peer group.
The Trustees noted that DoubleLine Asset-Backed Securities ETF commenced investment operations on February 28, 2025 and that its Advisory Agreement had previously been approved for an initial two-year period. The Trustees noted that the Fund’s Advisory Agreement would be approved for only a stub period from February 28, 2027 through March 25, 2027, to generally align its term with the terms of the other Advisory Agreements for the Funds and that certain information included above was not provided given the ETF’s short operating history. In approving the Advisory Agreement for DoubleLine Asset-Backed Securities ETF, the Trustees considered the ETF’s short operating history and that the Advisory Agreement was only being approved for an additional month period.
CEFs
With respect to the CEFs, the Trustees considered the information in the ISS MI Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings).
26	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2026
As to DoubleLine Income Solutions Fund (“DSL”), the Trustees considered that the Fund’s net management fees were in the third quartile of its peer group on both a net assets and total managed assets basis, though the Fund’s net total expenses (excluding investment related expenses) was below the median of its expense peer group on those bases. The Trustees considered DoubleLine’s explanations for the Fund’s longer term relative underperformance with the Fund falling in the third quartile of its Morningstar category for the five- and ten-year periods ended October 31, 2025 and considered the Fund’s stronger more recent performance, with the Fund performing in the second quartile and the first quartile of its Morningstar category for the one- and three-year periods ended October 31, 2025, respectively, and the Fund outperforming its index for the one-, three-, five-, and ten-year periods ended October 31, 2025.
As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees considered that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees also considered that DBL’s net total expense ratio (excluding investment-related expenses) was shown in the ISS MI Reports to be in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile on a total managed assets basis. The Trustees considered that the Fund’s longer term relative underperformance with the Fund falling in the fourth quartile of its Morningstar category for the one-, five- and ten-year periods ended October 31, 2025 and noted the Fund’s stronger performance in the second quartile of its Morningstar category for the three-year period ended October 31, 2025. In considering the Fund’s performance, the Trustees noted also that the Fund had outperformed its index for the one-, three-, five- and ten-year periods ended October 31, 2025.
As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees considered that the Fund’s relative performance for the three-year period ended October 31, 2025, was in the second quartile of its Morningstar category. They noted that the Fund performed in the fourth and third quartiles for the one- and five-year periods ended October 31, 2025, respectively, though it had outperformed its index over the one-, three-, and five-year periods ended October 31, 2025. The Trustees noted that the Fund’s net management fees and net total expenses (excluding investment related expenses), though above the medians and in the fourth quartile of its peers on a total managed assets basis, were in the second quartile and below the median of its peer group on a net assets basis. In considering the fees and expenses of the Fund, the Trustees took into account DoubleLine’s statement that the Fund’s terms at its initial offering differed from many closed-end funds that came to market before it in that DoubleLine, as the Fund’s sponsor, bore all of the Fund’s initial organizational and offering expenses and that the Fund has a limited life, and that funds offered pursuant to such arrangements tend to pay higher advisory fees than funds whose sponsors do not bear those organizational and offering expenses and the related risks. The Trustees considered that ISS MI had developed an expense group comprising Funds with similar fee and expense arrangements, as ISS MI reported that it had done for a number of other fund families.
The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the ISS MI Reports, and considered information from DoubleLine that they receive quarterly regarding the estimated spread earned in respect of that leverage, after taking into account expenses related to the leverage, including incremental management fees.
Profitability.
The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation program, which is comprised of several components, including base salary, discretionary bonus and potential equity participation in DoubleLine, enables DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees considered that DoubleLine was profitable in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency of the Funds’ investment operations over time, and the competitiveness of the management fees (as applicable) and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to accommodate changing regulatory requirements and to maintain its ability to provide high-quality services to the Funds. The Trustees considered DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.
Annual Financial Statements and Other Information	March 31, 2026	27

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)
Economies of Scale.
In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the mutual funds had achieved significant size, though some of the largest funds have experienced significant outflows more recently. The Trustees considered also that none of the Funds have breakpoints in their advisory fee schedules. The Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees considered also that the information provided by ISS MI supported the view that the net management fees of the largest mutual funds remained competitively priced against a peer group that was selected based on, in part, asset size. The Trustees separately considered that DoubleLine had agreed to continue the expense limitation arrangements (where applicable) for a number of the mutual funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also considered ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure.
With regard to DSL, DBL, and DLY, the Trustees considered that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception.
With regard to the ETFs, the Trustees noted that the ETFs have recently begun operations and that none of the ETFs has achieved significant scale or scale that exceeded expectations for the ETFs at the time of their launch.
Other Benefits.
The Trustees considered other benefits that could potentially be received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds, including possible ancillary benefits to the Adviser’s retail and institutional investment management businesses due to the reputation and potential growth of the Funds.
On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the historical performance records of the Funds, and the factors cited by management in respect of the underperforming Funds, were consistent with the continuance of the Advisory Agreement(s) for each of the Funds; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that the extent to which the advisory fees paid by the Funds share economies of scale with investors generally supported the renewal of each Advisory Agreement; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period or, with respect to DoubleLine Asset-Backed Securities ETF, an additional period beginning February 28, 2027 through March 25, 2027.
28	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) March 31, 2026
For the fiscal year ended March 31, 2026, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income were as follows:

Qualified Dividend Income
DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2026, was as follows:

Dividends Received Deduction
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2026, for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2026, for the Fund was as follows:

Qualified Interest Income
DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
Annual Financial Statements and Other Information	March 31, 2026	29

Form N-CSR – Items 8-11	(Unaudited) March 31, 2026
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
The DoubleLine fund complex has historically used multiple firms to serve as the independent registered public accounting firms across the fund complex in the United States. On August 19, 2025, the Board of Trustees of the Trust considered and approved a proposal to consolidate that work for the entire fund complex with a single firm, Deloitte & Touche LLP, and Deloitte was appointed to serve as the independent registered public accounting firm of each series of the Trust for the fiscal year ending March 31, 2026. In connection with that transition, PricewaterhouseCoopers LLP, the Fund’s prior independent registered public accounting firm, was dismissed effective as of August 5, 2025.
The reports of PricewaterhouseCoopers LLP on the financial statements for the fiscal years ended March 31, 2024 and March 31, 2025 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the Fund’s fiscal years ended March 31, 2024 and March 31, 2025, or for the period from April 1, 2025 through August 5, 2025, (the “Interim Period”): (i) there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years or Interim Period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal years ended March 31, 2024 and March 31, 2025, and during the Interim Period, neither the Trust nor anyone acting on its behalf consulted with Deloitte & Touche LLP on behalf of the Trust on items that concerned the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund's financial statements, or any matter that was either (i) the subject of a disagreement (as defined in Item 304(a)(1)(iv) under Regulation S-K and related instructions) or (ii) a reportable event (as described in Item 304(a)(1)(v) under Regulation S-K).
The Fund has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
There were no matters submitted during the period covered by the report to a vote of shareholders, through the solicitation of proxies or otherwise.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
The information is included as part of the Financial Statements filed under Item 7 of this Form.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
The information is included as part of the Financial Statements filed under Item 7 of this Form.
30	DoubleLine Selective Credit Fund

Investment Adviser: DoubleLine Capital LP 2002 North Tampa Street Suite 200 Tampa, FL 33602
Before April 13, 2026: Administrator and Transfer Agent: U.S. Bancorp Fund Services, LLC P.O. Box 219252 Kansas City, MO 64121-9252	Beginning April 13, 2026: Administrator and Transfer Agent: The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Before April 13, 2026: Custodian: U.S. Bank, N.A. 1555 North River Center Drive Suite 302 Milwaukee, WI 53212	Beginning April 13, 2026: Custodian: The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Independent Registered Public Accounting Firm: Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92626
Legal Counsel: Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036
Contact Information: doubleline.com fundinfo@doubleline.com (877) DLine11 or (877) 354-6311
DL-ARFINANCIALS-SC

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333
fundinfo@doubleline.com || www.doubleline.com

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

See Item 7a.

Item 9. Proxy Disclosure for Open-End Investment Companies.

See Item 7a.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7a.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7a.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(3) A separate certification for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable for open-end investment companies.

(5) Change in the Registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)*	/s/ Ronald R. Redell
Ronald R. Redell, President and Principal Executive Officer

Date	06/02/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald R. Redell
Ronald R. Redell, President and Principal Executive Officer

Date	06/02/2026

By (Signature and Title)*	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial and Accounting Officer

Date	06/02/2026

* Print the name and title of each signing officer under his or her signature.